UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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DAXOR CORPORATION

(Name of Registrant as Specified In Its Charter)

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DAXOR CORPORATION

350 FIFTH AVENUE, SUITE 4740

NEW YORK, NY 10118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAXOR CORPORATION (the “Company”) will be held at the principal office of the Company, 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118, on Thursday, June 25, 2020 at 10:00 a.m., Eastern Daylight Time. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will also be accessible via teleconference. You will still be able to attend the Annual Meeting in person, if permitted by local regulations, and if you present no symptoms and follow appropriate social distancing. The Annual Meeting is being held for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated June 3, 2020:

1.	To elect a board of six directors, each to serve for a term of one year or until his successor shall have been duly elected and qualified;

2.	To approve the Daxor Corporation 2020 Incentive Compensation Plan;

3.	To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the Company for the year ending December 31, 2020; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, “FOR” approval of the 2020 Incentive Compensation Plan in Proposal 2, and “FOR” ratification of the appointment of WithumSmith+Brown, PC as in the independent registered public accounting firm in Proposal 3.

Holders of record of our common stock at the close of business on May 18, 2020 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote per share.

By Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Corporate Secretary

June 3, 2020

Whether or not you plan to attend the Annual Meeting in person or call into the teleconference, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. However, you will still be allowed to vote during the Annual Meeting in person, or by an e-mail scan of your proxy card which includes the control number, as long as it is received prior to the close of the meeting sending to Robert J. Michel at rmichel@daxor.com.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be held on Thursday, June 25, 2020

This Proxy Statement and copies of the Company’s most recent Annual Report on Form N-CSR are available, without charge, to a stockholder upon request by contacting Robert J. Michel at 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118 or at www.Daxor.com.

PROXY STATEMENT

DAXOR CORPORATION

350 Fifth Avenue, Suite 4740

New York, NY 10118

The accompanying proxy is solicited by and on behalf of Daxor Corporation’s (the “Company”) Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held at our principal office, 350 Fifth Avenue, Suite 4740, New York City, New York 10118, on Thursday, June 25, 2020 at 10:00 AM EDT, or any adjournment or postponement thereof (“Annual Meeting”). In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will also be accessible in a teleconference format. You will still be able to attend the Annual Meeting in person, if permitted by local regulations, and if you present no symptoms and follow appropriate social distancing. However, please note that our directors and most of our officers will not be present, as they will access the meeting via teleconference in light of the outbreak. Stockholders of record at the close of business on May 18, 2020 will be entitled to vote at the meeting. The mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card will take place on or about June 3, 2020.

To participate remotely, which is the preferred method of participation, a teleconference call line has been established. The phone number is 1-515-606-5187. To obtain the access code please see the proxy card, or to request the access code write to Robert J. Michel at rmichel@daxor.com.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, via teleconference only our management will report on our performance during 2019 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, May 18, 2020, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 18, 2020, 3,888,710 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

We will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and we will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

There will be no ability to vote as part of the teleconference (see below for the ability to send an email with voting instructions). Shareholders of record that wish to cast their votes should do so in advance of the meeting via the proxy instruction provided in their mailing. Alternatively, proxy cards with valid control numbers may be hand-delivered in person at the meeting or scanned and e-mailed prior to vote closing at the start of the meeting to Robert J. Michel at rmichel@daxor.com.

Can I change my vote after I submit my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors, or, if no direction is indicated, will be voted in favor of election as directors of all of the nominees listed below. The shares will be voted as directed with respect to the approval of the 2020 Incentive Compensation Plan, or, if no direction is indicated, will be voted in favor of approval. The shares will be voted as directed with respect to the ratification of the independent registered public accounting firm, or, if no direction is indicated, will be voted in favor of ratification. Each proxy executed and returned by a stockholder may be revoked at any time hereafter by giving written notice of such revocation to our Corporate Secretary, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors, a vote for the approval of the 2020 Incentive Compensation Plan and for the ratification of the independent registered public accounting firm, WithumSmith+Brown, PC.

What is our policy with respect to Board member attendance at the Annual Meeting?

Board members are encouraged to attend the Annual Meeting. However, in light of public health concerns regarding the COVID-19 outbreak, Board members will attend this Annual Meeting only via teleconference.

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COMMON STOCK AND EQUITY OWNERSHIP OF DIRECTORS

On May 18, 2020, we had issued and outstanding 3,888,710 shares of common stock, par value $0.01 per share, each of which entitled the holder to one vote. Voting is not cumulative.

As of the record date, the dollar range of shares of the Company beneficially owned by the Estate of Joseph Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Bernhard Saxe is $10,001-$50,000. As of the record date, the dollar range of shares of the Company beneficially owned by James Lombard is $50,001-$100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Martin S. Wolpoff is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Edward Feuer is $10,001-$50,000. As of the record date, the dollar range of shares of the Company beneficially owned by Michael Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Jonathan Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Henry D. Cremisi is $50,001-$100,000.

PROPOSAL 1. ELECTION OF THE BOARD OF DIRECTORS

Stockholders are being asked to elect six directors to serve on our Board, to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, at the discretion of the management, for the election of another person in his stead. The Board knows of no reason to anticipate that this will occur.

Directors and Officers

The management of the Company is the responsibility of the Board. None of the directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940) has ever been an employee of, or consultant to, the Company or its affiliates. Our officers serve annual terms and are elected on an annual basis.

The Board has an audit committee. The Board does not have a standing compensation committee or a nominating committee or a charter with respect to the process for nominating directors for election to our Board. We qualify as a “controlled company” under NYSE American rules, as the Estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a result, the NYSE American continued listing standards do not require us to have a nominating committee, compensation and stock option committee, or a written charter. In light of our status as a controlled company, our Board determined not to have an independent nominating function, and chose to have the full Board be directly responsible for nominating members of our Board, and not to have a compensation committee, but have the full Board participate directly in consideration of compensation. Accordingly, should the interests of our controlling stockholder differ from those of other stockholders, the other stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance rules for the NYSE American .

The Company will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors. The recommendation must contain: (i) the name, address and telephone number of, and number of shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the shares at the time the recommendation was submitted, verification acceptable in form and substance to the Company of the stockholder’s ownership of shares at the time the recommendation was made. Stockholders and members of our Board can submit nominees for election to our Board to Michael Feldschuh for his consideration by February 3, 2021 at 350 Fifth Avenue, Suite 4740, New York, New York 10118.

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The names and business addresses of our nominees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. Michael Feldschuh is an “interested person” of the Company because he is the President and Chief Executive Officer of Daxor. Jonathan Feldschuh is an “interested person” because he is the Chief Scientific Officer. There is no “Fund Complex” as defined in the Investment Company Act of 1940. Current Director Martin S. Wolpoff will not stand for re-election and will cease to be a director as of the Annual Meeting. Henry D. Cremisi, M.D., FACP was recommended by the Board to fill the vacancy left by Martin Wolpoff.

There are no contracts, arrangements or understandings between any director and any other person (other than the directors acting solely in such capacity) pursuant to which the director has been or is to be selected as a director.

				Number of	Other Directorships
				Portfolios	Held (during past
Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)	Overseen by	five years) by
and Age	with Company	Length of Time Served	During Past Five Years	Director	Director
“Noninterested Persons”

James Lombard 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 1018 Age: 85	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Henry D. Cremisi, MD FACP 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 1018 Age: 62	Nominee	One year term, Nominee for Director	Medical Director, AstraZeneca	None	None

Edward Feuer 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 1018 Age: 64	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP	None	None

Bernhard Saxe, Esq. 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 1018 Age: 85	Director	One year term, Director since 2008	Partner, Foley & Lardner LLP (Retired 2/04), Registered Patent Attorney.	None	None

				Number of	Other Directorships
				Portfolios	Held (during past
Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)	Overseen by	five years) by
and Age	with Company	Length of Time Served	During Past Five Years	Director	Director
“Interested Persons”

Michael Feldschuh 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118 Age: 50	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118 Age 55	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

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Board Leadership Structure

The Board of Directors is currently comprised of six members, four of whom are independent or disinterested persons, which means that they are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. If the nominees are elected, the Board will be comprised of six members, four of whom will be independent directors. The Board has general oversight responsibility with respect to the operation of the Company, and has established an audit committee to assist the Board in performing its oversight responsibilities.

As Chairman of the Board, Michael Feldschuh is the presiding officer at all meetings of the Board of Directors. We do not have a lead independent director. We have determined that our leadership structure is appropriate given the size and structure of the Company.

Audit Committee

The audit committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is available on our website. The Charter sets forth the responsibilities of the audit committee. The functions of the audit committee include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The audit committee currently consists of Edward Feuer, James Lombard and Martin Wolpoff, all of whom are considered independent under the rules promulgated by The NYSE American and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. Edward Feuer serves as Chairperson of the audit committee and has been designated as the audit committee Chairperson of the audit committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act. The Audit Committee met 2 times in 2019. Please see “Proposal 3: Ratification of Independent Registered Public Accounting Firm” for a discussion regarding the audit committee’s report.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to our administration and operation is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The Board notes that it is not practicable or possible to identify all of the risks that may impact the Company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed, but that the Board carefully evaluate and address all material risks.

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The Board has overseen our development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the Investment Company Act of 1940, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the Investment Company Act of 1940. The Board meets regularly with our Chief Compliance Officer on all aspects of our compliance requirements.

Qualifications of the Directors

Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, Bernhard Saxe, James Lombard and Martin Wolpoff each take a conservative and thoughtful approach to addressing issues facing the Company. Information indicating certain of the specific experience and qualifications of each of these directors relevant to the Board’s belief that they should serve in this capacity is provided in the table above. This combination of skills and attributes led to the conclusion that each of Messrs. Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, James Lombard, Bernhard Saxe, and Henry Cremisi, MD, FACP should serve as a director.

In making independent determinations, the Board observes all criteria for independence established by the SEC, The NYSE American, and other governing laws and regulations. The Board has determined that each of the directors (other than Michael Feldschuh and Jonathan Feldschuh) (i) is “independent” within the definitions contained in the current The NYSE American listing standards and our Corporate Governance Guidelines; and has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment. The Board has determined that Edward Feuer qualifies as an “audit committee financial expert” as defined by the SEC. In addition, the Board has determined that each member of the audit committee meets the additional independence standards for audit committee members.

Board Compensation

In June 2019, the outside directors who attended the annual meeting were paid $1,000 each for attendance at the annual meeting and a Board meeting which took place on the same day. The number of directors who attended the annual meeting was 6. In addition, every director who attended a dial-in Board meeting was paid $375 for each meeting which took place respectively in March, September and December 2019. Each incumbent director attended at least 75% of the aggregate number of meetings, the total number of Board meetings being 4, of the Board during 2019. Other than the officers identified below, Messrs. Michael Feldschuh, Jonathan Feldschuh and Robert J. Michel, there are no officers of the Company that had aggregate compensation in excess of $120,000 during the most recently completed fiscal year.

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual	Total
	Compensation	Accrued As Part of	Benefits	Compensation Paid
Name of Person, Position	From Company	Company Expenses	Upon Retirement	From Company
Interested Persons:

Michael Feldschuh, Director	$100,000	None	None	$100,000

Jonathan Feldschuh, Director	$127,920	None	None	$127,920

Noninterested Persons:

James Lombard, Director	$1,750	None	None	$1,750

Martin S. Wolpoff, Director	$2,125	None	None	$2,125

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		Pension or
	Aggregate	Retirement Benefits	Estimated Annual	Total
	Compensation	Accrued As Part of	Benefits	Compensation Paid
Name of Person, Position	From Company	Company Expenses	Upon Retirement	From Company
Noninterested Persons:

Edward Feuer, Director	$2,125	None	None	$2,125

Bernhard Saxe, Esq., Director	$2,125	None	None	$2,125

Required Vote

Stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of the nominees to serve as directors. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

PROPOSAL 2: APPROVAL OF DAXOR CORPORATION 2020 INCENTIVE COMPENSATION PLAN

The Board has approved and recommended for stockholder approval our 2020 Incentive Compensation Plan (the “Plan”). The Board is recommending that stockholders approve the Plan because it views providing equity compensation opportunities to high-quality executives, employees, and non-employee directors to be one of the most significant means to strength the mutuality of interests between such persons and stockholders.

The material features of the Plan are summarized below. The summary does not change the actual terms of the Plan, which are included as Appendix A to this proxy statement.

Background

The Company currently operates the 2004 Option Plan. Under the 2004 Option Plan, the Company has previously issued stock options (“Options”) but no longer does so. The 2004 Option Plan has been extended and will expire when the 2020 Incentive Compensation Plan is approved and becomes effective.

Proposed Terms of the 2020 Incentive Compensation Plan

The purpose of this Plan is to attract, retain, motivate and reward the services of key-employees and non-employee directors, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (“Non-Employee Director”).

1. Administration of the Plan.

The Plan is to be administered by a committee of the Board composed solely of independent directors (the “Committee”). The Committee will be composed solely of three or more directors who (i) are noninterested directors of the Company, and (ii) are Non-Employee Directors.

2. Eligibility.

Eligible Persons under the Plan means (i) any person, including officers and directors, in the regular employment of the Company and/or any Subsidiary on a full-time basis and (ii) any Non-Employee Director of the Company. As of May 22, 2020, the Company had approximately 15 employees and 4 Non-Employee Directors.

3. Shares Available Under the Plan.

The stock to be offered under the Plan consists of shares of the Company’s authorized but unissued common stock, $.01 par value, and the aggregate amount of stock to be delivered upon exercise of all awards granted under the Plan (each award individually an “Award” and, collectively “Awards”) may not exceed 250,000 of such shares, or 5% of the Company’s outstanding shares, whichever is the larger number. If any Award granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto are again available for the purpose of the Plan. No person will be granted Awards denominated by reference to shares, or be issued shares in settlement of Awards not initially denominated by reference to shares, that in the aggregate exceed 35% of the shares initially reserved for issuance under the Plan, subject to adjustment under the Plan.

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The Board believes that the minimum number of shares of common stock needed for the Plan to be able to accomplish its desired aims is 250,000 shares, which is 6.7% of the Company’s current outstanding shares. In assessing whether 250,000 shares would always be sufficient, the Board determined that this number should increase as the number of shares outstanding increases, to allow the Plan to continue to be able to meet its desired aims. However, the Board also wanted to ensure that overall dilution would remain reasonable, concluding that a maximum of 5% dilution is reasonable.

In the event that any extraordinary dividend, capital gains distribution or other distribution (whether in the form of cash, common stock or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the common stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares of common stock subject to the Plan, (ii) the number and kind of shares of common stock which may be delivered in connection with Awards granted thereafter, (iii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding Awards, (iv) the exercise price or grant price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (v) the performance conditions with respect to any outstanding Award.

4. Dilution Resulting from the Plan.

The maximum potential dilution to the Company’s stockholders (in terms of net asset value per share) that would result from grant of Awards under the Plan would be approximately 6.7%. The Company acknowledges that Awards granted under the Plan would have a dilutive effect on the stockholders’ equity in the Company, but believes that the effect would not be significant and would be outweighed by the anticipated benefits of the Plan to the Company and its stockholders. The Company notes that Options may be granted under the Plan, which limits dilution to the Company’s stockholders as the exercise price of Options must be at least 100% of the Fair Market Value (generally defined as the closing price of a share on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded) of the stock on the date of grant.

5. Awards under the Plan.

Performance Conditions.

Under the Plan, the right of an Eligible Person to receive a settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. “Performance Awards” are defined under the Plan as Awards granted to Eligible Persons that are conditioned upon satisfaction, during a period of at least one year but no more than ten years, of performance criteria established by the Committee. The performance goals will be objective. Achievement of a performance goal may be measured over a performance period of up to ten years for a Performance Award. The Committee may reduce or increase the amount of a payment to be made in connection with a Performance Award.

Types of Awards.

The Plan is flexible and permits the Committee, subject to ratification by the Board, to grant various types of Awards to Eligible Persons who are employees, subject to the limitations summarized below.

●	Stock Options. The Committee may grant Options to Eligible Persons, provided that the per share exercise price of such Options is not less than the Fair Market Value of a share of the Company’s stock on the date of the grant, except as such price is adjusted to reflect certain corporate actions. The Committee will determine the time or times at which, or the circumstances under which, an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid (e.g., when an Eligible Person is permitted to pay the exercise price using stock, but is not required physically to deliver a stock certificate, the Eligible Person can attest to the “deemed delivery” of his/her stock certificate), the form of such payment (which may include cash or stock) and the methods by or forms in which common stock will be delivered or deemed to be delivered to Eligible Persons. Except as otherwise determined by the Committee or set forth in an Award agreement, and subject to a change in control, if a Eligible Persons’ employment with the Company and its subsidiaries terminates: (a) by reason of death, then the Options shall be exercisable, to the same extent they were exercisable immediately prior to the death, for one year thereafter or the expiration date set forth in the applicable Award agreements if earlier, and all of the Options that were not exercisable immediately prior to the death shall immediately terminate and be forfeited; (b) by reason of becoming disabled or retirement, then the Options shall be exercisable, to the same extent they were exercisable immediately prior to the date of termination, for three (3) months thereafter or the expiration date set forth in the applicable Award agreements, if earlier and all of the Options that were not exercisable immediately prior to the date of termination shall immediately terminate and be forfeited; or (c) for any other reason other than death or becoming disabled or retiring, then the Option shall terminate and no longer be exercisable immediately upon such termination of employment.

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●	Stock Appreciation Rights. The Committee may grant stock appreciation rights, including freestanding and tandem stock appreciation rights (“Stock Appreciation Rights”) to Eligible Persons. A Stock Appreciation Right is a right to receive, upon exercise, the excess of (i) the Fair Market Value of one share of the Company’s stock, as the case may be, on the date of exercise over (ii) the Stock Appreciation Right’s grant price. The Committee will determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by or forms in which the stock will be delivered or deemed to be delivered to Eligible Persons, whether or not a Stock Appreciation Right is granted as a tandem award, and any other terms and conditions of any Stock Appreciation Right. Except as the Committee determines otherwise, Stock Appreciation Rights will become exercisable after the second anniversary of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Stock Appreciation Rights issued under the Plan will expire no later than ten years from the date of grant, except that, unless otherwise determined by the Committee, they will be subject to substantially the same termination provisions as for Options described above. In addition, if and to the extent provided for in the applicable Award agreement, the grant price of a Stock Appreciation Right may be reduced after grant of the Stock Appreciation Right to reflect capital gains distributions to the Company’s stockholders made after the date of grant, provided that no such reduction will be made which will reduce the grant price of the Stock Appreciation Right below zero. Grant of a Stock Appreciation Right will be treated as issuance of a share of stock of the issuing company for purposes of determining the number of shares available under the Plan as long as that Stock Appreciation Right is outstanding. Stock issued when a Stock Appreciation Right is settled (or, in the case of a Stock Appreciation Right settled in cash, stock that would have been issued if the Stock Appreciation Right were settled in stock) will be deducted from the number of shares available under the Plan. The grant of a tandem Stock Appreciation Right with an Option will not be treated as an additional issuance of stock because the exercise of the Option or the tandem Stock Appreciation Right would cancel the other. Thus, the grant of a tandem Stock Appreciation Right with an Option will be treated under the Plan as one share not two shares.

●	Restricted Stock. The Plan permits the Committee to make grants of restricted shares of the Company’s stock (“Restricted Stock”), as the case may be, to Eligible Persons. Restricted Stock is subject to restrictions on transferability, risk of forfeiture and/or other restrictions. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, an Eligible Person granted Restricted Stock has all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends. During the restricted period applicable to the Restricted Stock, the Restricted Stock generally may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Eligible Person. Except as the Committee determines otherwise, restrictions on Restricted Stock will lapse in three equal installments after each of the first, second and third anniversaries of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will be forfeited and reacquired by the relevant Company, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

●	Restricted Stock Units. The Plan permits the Committee to make grants of restricted stock units (“Restricted Stock Units”) to Eligible Persons. Restricted Stock Units represent rights to receive stock and are subject to certain restrictions and a risk of forfeiture. Except as the Committee determines otherwise, restrictions on Restricted Stock Units will lapse and stock in respect of the Eligible Person’s Restricted Stock Units will be delivered to the Eligible Person in three equal installments after the first, second and third anniversaries of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment or service during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions will be forfeited and reacquired by the Company, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

●	Deferred Stock Units. The Plan permits the Committee to grant deferred stock units (“Deferred Stock Units”) to Eligible Persons, which are rights to receive stock, cash or a combination thereof at the end of a deferral period specified by the Committee (or if permitted by the Committee, as elected by the Eligible Person). Deferred Stock Units may or may not be subject to restrictions (which may include a risk of forfeiture), which restrictions will lapse at the expiration of the specified deferral period or at earlier times, as determined by the Committee. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Deferred Stock Units that are at that time subject to deferral (other than a deferral at the election of an Eligible Person) will be forfeited, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock Units.

●	Bonus Stock. The Plan permits the Committee to make grants of shares of common stock as a bonus (“Bonus Stock”). Except as otherwise determined by the Committee, Bonus Stock will vest immediately and shall not be subject to any restrictions.

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●	Cash Awards. The Committee is also authorized to grant awards denominated in cash (“Cash Awards”). A Cash Award confers on the Eligible Person to whom it is granted a right to receive cash (subject to the last sentence hereof), the amount of which may be based on the achievement, over a specified period of time, of performance goals. Cash Awards may be satisfied in cash, by delivery of the number of shares valued at the Fair Market Value on the payout date, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

●	Non-Employee Director Awards. Immediately following each annual meeting of stockholders, each Non-Employee Director who is elected a director at, or who was previously elected and continues as a director after, that annual meeting may receive, at the discretion of the Committee, an award of up to 500 shares of vested Bonus Stock without restrictions.

In addition, the Plan permits, to the extent provided for in the applicable Award agreement, recipients of Awards to receive dividend equivalents in respect of such Awards or any portion thereof as specified in the applicable Award agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of common stock. Any such dividend equivalents will be paid in shares of common stock, cash or a combination thereof as and when provided for in the applicable Award agreement.

6. Operation of the Plan.

The Committee will determine the term of each Award pursuant to the Plan. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company upon the exercise or settlement of an Award may be made in such forms as the Committee will determine (subject to applicable legal restrictions), including, without limitation, cash or stock, and may be made in a single payment or transfer, in installments or on a deferred basis. The Committee may accelerate the settlement of any Award and pay cash in lieu of delivering stock in connection with such settlement.

Generally, Awards are not transferable, except to a beneficiary upon an Eligible Person’s death or by will or the laws of descent and distribution, and each Award generally must be exercised by an Eligible Person during the Eligible Person’s lifetime. While the Committee has the power to permit broader transfers, this authority is limited to circumstances in which an Eligible Person desires to make a transfer to a family member, family trust or family partnership to facilitate estate planning. In addition, Awards may be transferred pursuant to a qualified domestic relations order.

Although the Company’s Board may amend or terminate the Plan, and the Committee has authority to approve grants of Awards under the Plan at any time, neither the Board nor the Committee may adversely change the terms of any Award previously granted to an Eligible Person without the Eligible Person’s consent. Any amendment to the Plan will be subject to the approval of the stockholders to the extent such approval is required by applicable laws or regulations, including exchange rules, or as the Board otherwise determines. The Board is required to review the Plan at least annually.

7. Change in Control.

If a change in control occurs (as defined in the Plan), the Board shall determine by vote of at least two-thirds of its members (a) all Options and Stock Appreciation Rights then outstanding pursuant to the Plan shall become fully exercisable whether or not then exercisable, (B) all restrictions on all Restricted Stock awarded under the Plan shall lapse, (C) all outstanding Restricted Stock Units, Deferred Stock Units and Cash Awards shall be paid in cash or settled by the issuance of common stock thereunder and (D) all Performance Awards shall be paid out as if each performance period had been completed or satisfied and as if achievement of the applicable performance goals was sufficient to enable a payment equal to the maximum amount provided for in the Performance Awards. Additionally, except to the extent the Eligible Person has an employment agreement that provides a more favorable result to the Eligible Person, the Company, upon a change of control, can structure or limit a payment in order to minimize tax implications to the Company.

8. Certain U.S. Federal Income Tax Implications.

The Company does not guarantee to any Eligible Persons granted an Award under the Plan (“Participant”) that (A) any Award intended to be exempt from Internal Revenue Code of 1986 Section 409A (“Section 409A”) shall be so exempt, (B) any Award intended to comply with Section 409A shall so comply, or (C) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award. In addition, regardless of any actions taken by the Company, each Participant shall be solely responsible for determining the tax consequences to the Participant with respect to any Award and for satisfying the Participant’s federal, state, local and foreign tax obligations with respect to such Award (including, but not limited to the Participant’s Federal Insurance Contributions Act (FICA) obligation and any excise or income taxes resulting from the application of Section 409A).

Options. The grant of a stock option will create no income tax consequences to us or the Participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. Our Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of our common stock on the exercise date.

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In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the Participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the Participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the Participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a Stock Appreciation Right will create no income tax consequences to us or the participant. Upon the exercise or maturity of a Stock Appreciation Rights, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the Stock Appreciation Rights, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock Units. The grant of a Restricted Stock Units will create no income tax consequences to us or the participant. Upon the Participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the Participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If units are settled in whole or in part in shares, upon the Participant’s subsequent disposition of the shares the Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, the fair market value of the shares on the date the Participant received the shares.

Restricted Stock. Generally, a Participant will not recognize income and we will not be entitled to a deduction at the time an award of Restricted Stock is made, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of our common stock on the date the restrictions lapse. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A Participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the Participant paid for such restricted stock). If the Participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the Participant makes the election, then any cash dividends the Participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the restricted stock, then the Participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

New Plan Benefits

The following table provides information concerning contingent option grants made to each of the following persons and groups: each executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group. The Company currently cannot determine other awards that may be granted under the Plan in the future to Eligible Persons. Future Awards under the Plan will be made from time to time, and the benefits received will depend on the amounts awarded and the extent to which various performance goals are achieved.

Name and Position	Number of Shares Underlying Options	Exercise Price Per Share
Michael Feldschuh, Chief Executive Officer	25,000	$14.11
Jonathan Feldschuh, Chief Scientific Officer	20,000	$14.11
Robert J. Michel, Chief Financial Officer	10,000	$14.11
All current executive officers, as a group	55,000	$14.11
All current non-employee directors, as a group	8,000	$14.11
All current employees who are not executive officers, as a group	50,100	$14.11

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Equity Compensation Plan Information

The following table sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of May 18, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation plans approved by stockholders:
2004 Stock Incentive Plan	193,233	$8.55	-0-
Equity compensation plans not approved by stockholders:	-	-	-
Total	193,233	$8.55	-0-

Required Vote

Assuming a quorum is present at our Annual Meeting, approval of the Daxor Corporation 2020 Incentive Compensation Plan will be determined by majority of votes cast. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the Annual Meeting (whether by abstention, broker non-vote or otherwise) will not affect the outcome of the approval of Daxor Corporation 2020 Incentive Plan.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the approval of the Daxor Corporation 2020 Incentive Plan. Shares represented by executed but unmarked proxies will be voted FOR approval of the Daxor Corporation 2020 Incentive Plan.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of approving the 2020 Incentive Compensation Plan.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected WithumSmith+Brown, PC as an independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2020, and requests that the stockholders ratify such selection. If stockholders do not ratify the selection of WithumSmith+Brown, PC, the audit committee will reconsider the selection.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying WithumSmith+Brown, PC as our independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of WithumSmith+Brown, PC as independent registered public accountants for the Company, even if you do not provide voting instructions to such nominee.

Representatives of WithumSmith+Brown, PC are not expected to be present at the Annual Meeting.

Report of Audit Committee

The committee submits the following report pursuant to SEC rules:

●	The committee has reviewed and discussed with management and with WithumSmith+Brown, PC the audited financial statements of the Company for the year ended December 31, 2019 (the “Financial Statements”).

●	Has advised the management of the Company and the committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 114, which include among other items, matters related to the conduct of the audit of the Financial Statements.

●	The committee has received the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” (which relates to the auditor’s independence from the Company and its related entities) from WithumSmith+Brown, PC. It has discussed WithumSmith+Brown, PC’s independence with them.

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●	Based upon the aforementioned review, discussions and representations of WithumSmith+Brown, PC and the unqualified audit opinion presented by WithumSmith+Brown, PC on the Financial Statements, the committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form N-CSR, and that WithumSmith+Brown, PC be selected as the independent registered public accounting firm for the Company for the year ending December 31, 2020.

Members of the Audit Committee:

Edward Feuer

James Lombard

Martin S. Wolpoff

Fees Paid to WithumSmith+Brown, PC

We have engaged WithumSmith+Brown, PC to perform audit services, audit-related services, tax services and other services during the past fiscal year as of December 31, 2019. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past two fiscal years for audit fees, audit-related fees, and tax fees by the principal accountant.

	2019	2018
Audit Fees	$81,500	$74,950
Audit Related Fees	8,000	20,000
Tax Fees	20,250	43,650

Total Fees	$109,935	$138,600

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with us.

For the past two fiscal years, WithumSmith+Brown, PC did not bill any fees applicable to non-audit services, pursuant to a waiver of the pre-approval requirement.

All of the principal accountant’s hours spent on auditing our financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

We do not have an investment advisor.

Required Vote

Assuming a quorum is present at our Annual Meeting, ratification of WithumSmith+Brown, PC will be determined by majority vote. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the Annual Meeting will not affect the outcome of the ratification of WithumSmith+Brown, PC.

Recommendation

The Board recommends that the stockholders vote FOR the ratification of the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the Company for the year ending December 31, 2020. Shares represented by executed but unmarked proxies will be voted FOR ratification of WithumSmith+Brown, PC.

OTHER BUSINESS TO COME BEFORE THE MEETING

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

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CONTROL PERSONS

The following table sets forth certain information as of the record date, concerning the ownership of the common stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of our current directors, nominee and executive officers and (c) all of our directors and executive officers as a group.

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner (a) (b)	Owned(b)	Stock(b)
Estate of Joseph Feldschuh(c)	2,774,455	71.3%
Michael Feldschuh, President and Director(d)	204,007	5.2%
Jonathan Feldschuh, Director(e)	23,908	0.6%
Robert J. Michel, Chief Financial Officer, Chief Compliance Officer (f)	3,250	*
Martin S. Wolpoff, Director(g)	7,000	*
James A. Lombard, Director(h)	5,500	*
Bernhard Saxe, Esq., Director(i)	3,200	*
Edward Feuer, Director(j)	2,000	*
Henry D. Cremisi, M.D., FACP(k) (nominee)	5,000	*
All directors and officers as a Group (7 persons) (l)	3,028,320	77.9%

*	Indicates less than 1%.

(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 350 Fifth Avenue, Suite 4740, New York, New York 10118.

(b)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following May 18, 2020 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(c)	Includes 2,774,455 shares of common stock.

(d)	Includes 154,007 shares of common stock and 50,000 shares of common stock issuable upon the exercise of options issued under the Company’s 2004 Stock Option Plan (the “2004 Option Plan”).

(e)	Includes 3,908 shares of common stock and 20,000 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan.

(f)	Includes 3,250 of common stock.

(g)	Includes 4,000 shares of common stock and 3,000 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan.

(h)	Includes 2,500 shares of common stock and 3,000 shares of common stock issuable upon the exercise of options issued under the 2004 Option Plan.

(i)	Includes 200 shares of common stock and 3,000 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan.

(j)	Includes 2,000 shares of Common Stock issuable upon the exercise of options issued under the Company’s 2004 Option Plan.

(k)	Includes 5,000 shares of Common Stock issuable upon the exercise of options issued under the Company’s 2004 Option Plan.

(l)	See Footnotes (c) through (k).

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Directors currently serving have options totaling 83,000 shares of common stock exercisable at prices ranging from $7.75 to $9.46 per share.

Number of Options
Name	Granted
Michael Feldschuh	50,000
Jonathan Feldschuh	20,000
Bernhard Saxe, Esq.	3,000
James A. Lombard	3,000
Martin S. Wolpoff	3,000
Edward Feuer	2,000
Henry D. Cremisi, M.D., FACP (nominee)	5,000
83,000

ADDITIONAL INFORMATION

Stockholder Proposals for the 2021 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2021 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than February 3, 2021.

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (namely, a proposal to be presented at the annual meeting of stockholders in 2021 but not included in the Company’s proxy statement) must be received by the Company’s President no later than February 3, 2021 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

Administrator and Principal Underwriters

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of the Company. The officers of the Company are principally responsible for its operations. The Company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Company has no investment advisor, administrator, principal underwriters, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by our officers and regular employees. The cost of solicitation of proxies will be borne by us, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to our stockholders.

Householding

We are required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. To reduce the expense of delivering duplicate proxy materials to stockholderss who may have more than one account holding but share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same mailing address and last name, and do not participate in electronic delivery of proxy materials, will receive only one copy of the annual report and proxy statement or notice of availability of these materials.

If you are a registered stockholder and would like to have separate copies of the annual report and proxy statement distributed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or call Broadridge at (866) 540-7095, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder and would like to have separate copies of the annual report and proxy statement, contact your broker. In addition, stockholders sharing an address receiving multiple copies may also request delivery in the future of a single copy of such documents. Stockholders may notify us of their requests by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

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Submission of Other Communications to the Board

Stockholders may communicate with the Board (or individual directors serving on the board) by sending written communications, addressed to any director or to the Board as a group, to our Chief Financial Officer, Robert J. Michel, at 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118, who will ensure that the communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be. Commercial advertisements or other forms of solicitation will not be forwarded.

By Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

June 3, 2020
New York, NY

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Appendix A

DAXOR CORPORATION 2020 INCENTIVE COMPENSATION PLAN

1.	Purpose.

The purpose of this 2020 Incentive Compensation Plan (the “Plan”) is to assist Daxor Corporation (the “Company”) in attracting, retaining, motivating and rewarding high-quality executives, employees and non-employee directors who provide services to the Company and/or its Subsidiaries (as defined below), if any, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and stockholders of the Company.

2.	Definitions.

As used in the Plan, the following words shall have the following meanings:

(a) “Award” means any award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Deferred Stock Units, Cash Awards or Bonus Stock granted to an Eligible Person pursuant to the provisions of the Plan;

(b) “Award Agreement” means the written agreement evidencing an Award under the Plan;

(c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate;

(d) “Board of Directors” means the Board of Directors of the Company;

(e) “Bonus Stock” means Common Stock granted to an Eligible Person under Section 6(h) hereof;

(f) “Cash Award” means an award denominated in cash granted to an Eligible Person under Section 6(g) hereof;

(g) “Change in Control” means any of the following:

(i) any one person or more than one person acting as a group acquires ownership of shares of the Company that, together with the shares of the Company held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the shares of the Company; provided, however, that if any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the shares of the Company, the acquisition of additional shares by the same person or persons shall not constitute a Change in Control under clause (i) or (ii) of this Section 2(g). An increase in the percentage of shares of the Company owned by any one person or persons acting as a group as a result of a transaction in which the Company acquires its own shares in exchange for property will be treated as an acquisition of shares of the Company by such person or persons for purposes of this Section 2(g) (i). This Section 2(g)(i) applies only when there is a transfer of shares of the Company (or issuance of shares of the Company) and shares in the Company remain outstanding after the transaction;

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(ii) any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of shares of the Company having 35% or more of the total voting power of the shares of the Company; provided, however, that if any one person or more than one person acting as a group so acquires 35% or more of the total voting power of the shares of the Company, the acquisition of additional control of the Company by the same person or persons shall not constitute a Change in Control;

(iii) a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of such appointment or election; or

(iv) any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that a transfer of assets by the Company shall not be treated as a Change in Control if the assets are transferred to (A) a stockholder of the Company immediately before the asset transfer in exchange for or with respect to shares of the Company, (B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a person or more than one person acting as a group that owns, directly or indirectly, shares of the Company having 50% or more of the total fair market value or total voting power of the Company or (D) an entity, at least 50% of the total value or voting power of which is owned by a person or persons described in clause (B) above; and provided, further, that for purposes of clauses (A), (B), (C) and (D) above, a person’s status is determined immediately after the transfer of the assets. For purposes of this Section 2(g)(iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent of the Company that the definition of “Change in Control” satisfies, and be interpreted in a manner that satisfies, the applicable requirements of Code Section 409A. If the definition of “Change in Control” would otherwise frustrate or conflict with the intent expressed above, that definition to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto;

(i) “Committee” means the members of the Board of Directors who (i) are not “interested persons” of the Company within the meaning of the Investment Company Act and (ii) are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, or such other committee designated by the Board of Directors consisting only of directors who meet the foregoing requirements.

(j) “Common Stock” means common stock of the Company and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 9(c) hereof;

(k) “Deferred Stock Unit” means a right, granted to an Eligible Person under Section 6(f) hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period;

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(l) “Disabled” means, unless otherwise determined by the Committee and set forth in an Award Agreement, that a Participant is, as determined in the Committee’s sole discretion (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a period of not less than 12 months;

(m) “Dividend Equivalents” means an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable by the Company on one share of Common Stock to stockholders of record;

(n) “Effective Date” means the date on which the Company’s stockholders approve the adoption of the Plan;

(o) “Eligible Persons” means (i) any person, including officers and directors, in the regular employment of the Company and/or any Subsidiary on a full-time basis and (ii) any Non-Employee Director of the Company;

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto;

(q) “Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a share of Common Stock, on the NYSE American LLC (or such other national securities exchange or automated inter-dealer quotation system on which the Common Stock is principally trading) on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Committee does not specify a different method, then the Fair Market Value of a share of Common Stock as of a given date shall be the closing price of a share of Common Stock as reported on the NYSE American LLC (or such other national securities exchange or automated inter-dealer quotation system on which the Common Stock is principally trading) on the trading day immediately preceding the relevant date, or if no sale of the Common Stock is reported for such date, the next preceding day for which there is a reported sale;

(r) “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, including rules thereunder and successor provisions and rules thereto;

(s) “Non-Employee Director” means a director of the Company who is not, at the time an Award is to be granted under the Plan, an employee of the Company or any of its Subsidiaries;

(t) “Option” means a right, granted to an Eligible Person under Section 6(b) hereof, to purchase Common Stock at a specified price during specified time periods. Options may be either “incentive stock options” that are intended meet the requirements of Section 422 of the Code, or “nonqualified stock options” that are not intended to meet the requirements of Section 422 of the Code.

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(u) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person;

(v) “Performance Award” means an Award granted to an Eligible Person which is conditioned upon satisfaction, during a period of at least one year but in no event more than ten years, of performance criteria established by the Committee;

(w) “Restricted Stock” means an award of Common Stock granted to an Eligible Person under Section 6(d) hereof;

(x) “Restricted Stock Unit” means an award that represents the right to receive Common Stock granted to an Eligible Person under Section 6(e) hereof;

(y) “Retirement” means, unless the Committee determines otherwise, retirement under the provisions of any Pension or Retirement Plan of the Company or of any Subsidiary then in effect;

(z) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act;

(a) “Section 409A” means Section 409A of the Code;

(aa) “Stock Appreciation Right” means a right granted to an Eligible Person under Section 6(c) hereof; and

(bb) “Subsidiary” means (i) any corporation or other entity in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity and (ii) any corporation or other entity in which the Company has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

3.	Administration of the Plan.

(a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall approve, subject to and consistent with the provisions of the Plan, Eligible Persons selected to become Participants, grants of Awards, the type, number and other terms and conditions of Awards, and the terms of Award Agreements (which need not be identical for each Participant). The Committee shall have full and final authority to prescribe rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein and make all other decisions and determinations as the Company may deem necessary or advisable for the administration of the Plan. To the extent permitted by applicable law, the Committee may delegate to a subcommittee or to one or more officers of the Company, any or all of its respective authority and responsibility as the administrator of the Plan; provided that no such delegation is permitted with respect to Awards that may be settled in shares of Common Stock made to Participants who are subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to a subcommittee of the Committee consisting entirely of “non-employee directors” within the meaning of Rule 16b-3.

(b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may appoint agents to assist it in administering the Plan.

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(c) Limitation of Liability. The Board of Directors, the Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any officer or employee of the Company, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Board of Directors and of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Board of Directors or the Committee shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Stock Subject to Plan.

(a) Overall Number of Shares of Common Stock Available for Delivery. Subject to adjustment as provided in Section 9(c) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan (other than any shares of Common Stock issued in payment of Dividend Equivalents) shall be 250,000, all of which may be issued pursuant to the exercise of incentive stock options. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award denominated by reference to shares of Common Stock may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available for grant under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards. Shares of Common Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Any shares of Common Stock delivered to, or withheld by, the Company in payment of the exercise price of, or through net share settlement of, an Award or in respect of taxes required to be withheld by the Company upon exercise or settlement of an Award, or repurchased by the Company using proceeds received upon exercise of an Award, shall not become available again for purposes of the Plan.

5.	Eligibility.

(a) Eligible Persons. Awards may be granted under the Plan only to Eligible Persons, and only employees of the Company or one of its “subsidiaries” (as defined in Treas. Reg. §1-424-1(f)(2)) may be granted an award of incentive stock options within the meaning of Code Section 422.

(b) Limits. Subject to the maximum number of shares of Common Stock available for Awards under the Plan, in any thirty-six month period during which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 75,000 shares of Common Stock. No Eligible Person may be granted Awards denominated by reference to shares of Common Stock, or be issued shares of Common Stock in settlement of Awards not initially denominated by reference to shares of Common Stock, that in the aggregate exceed 35% of the shares of Common Stock initially available for delivery, as adjusted in accordance with Section 9(c); provided, however, that, for the avoidance of doubt, Cash Awards that are settled in cash shall not count against such limit. The limitations set forth in this Section 5(b) are subject to adjustment as provided in Section 9(c).

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6.	Specific Terms of Awards.

(a) General. Subject to the requirements of Section 3(a), Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant in an Award Agreement or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding the treatment of Awards in the event of termination of employment or service on the Board of Directors by the Participant and terms permitting a Participant to make elections relating to his or her Award, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the New York Business Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. Options may be granted to Eligible Persons on the following terms and conditions:

(i) Incentive Stock Options. The Committee shall determine whether an Option is an “incentive stock option” which meets the requirements of Code Section 422 or a “nonqualified stock option” which does not meet the requirements of Code Section 422. In addition to the terms specified below, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

(ii) Exercise Price. The exercise price per share of Common Stock purchasable under an Option shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(iii) Time and Method of Exercise. The Committee shall determine at the date of grant in an Award Agreement or thereafter, the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Common Stock, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to Participants.

(iv) Termination. Except as otherwise determined by the Committee or set forth in an Award Agreement, and subject to Section 9(d), if a Participant’s employment with the Company and its Subsidiaries terminates:

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(A) by reason of the Participant’s death, then the Participant’s Options shall be exercisable, to the same extent they were exercisable immediately prior to the Participant’s death, for one year thereafter or the expiration date set forth in the applicable Award Agreements if earlier, and all of the Options that were not exercisable immediately prior to the Participant’s death shall immediately terminate and be forfeited;

(B) by reason of the Participant’s becoming Disabled or the Participant’s Retirement, then the Participant’s Options shall be exercisable, to the same extent they were exercisable immediately prior to the Participant’s date of termination, for three (3) months thereafter or the expiration date set forth in the applicable Award Agreements, if earlier and all of the Options that were not exercisable immediately prior to the Participant’s date of termination shall immediately terminate and be forfeited;

(C) for any other reason other than death or becoming Disabled or the Participant’s Retirement, then the Option shall terminate and no longer be exercisable immediately upon such termination of employment.

(c) Stock Appreciation Rights. Stock Appreciation Rights may be granted to Eligible Persons on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive consideration (the form of which will be determined pursuant to Section 6(c)(ii) below), upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the grant price of the Stock Appreciation Right (which shall not be less than the Fair Market Value of a share of Common Stock on the date of grant). Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

(ii) Time and Method of Exercise.

(A) The Committee shall determine at the date of grant in an Award Agreement or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by or forms in which Common Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award and any other terms and conditions of any Stock Appreciation Right.

(B) To the extent that any Stock Appreciation Right that shall have become exercisable shall not have been exercised or cancelled or, by reason of any termination of employment, shall have become non-exercisable, it shall be deemed to have been exercised automatically, without any notice of exercise, on the last day on which it is exercisable, provided that any conditions or limitations (including limitations set forth in Section 6(c)(iii)) on its exercise (other than (x) notice of exercise and (y) exercise or election to exercise during the exercise period prescribed in Section 6(c)(ii)(A)) are satisfied and the Stock Appreciation Right shall then have value. Such exercise shall be deemed to specify that, subject to determination by the Committee as provided in Section 6(c)(ii)(A), the holder elects to receive cash and that such exercise of a Stock Appreciation Right shall be effective as of the time of the exercise.

(iii) Termination. Except as otherwise determined by the Committee and set forth in an Award Agreement, and subject to Section 9(d), termination of employment or service with the Company shall have the same effect on Stock Appreciation Rights as does termination on Options as set forth in Section 6(b)(iii).

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(d) Restricted Stock. Restricted Stock may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant in an Award Agreement or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Company during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and that the Company retain physical possession of the certificates. In addition, the Committee may require that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock whether certificated or uncertificated.

(iv) Dividends, Capital Gains Distributions and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or capital gains distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock. Except as otherwise determined by the Committee, Common Stock distributed in connection with a stock split, stock dividend or capital gains distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

(e) Restricted Stock Units. Restricted Stock Units may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Company during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

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(iii) Dividend Equivalents. If and to the extent provided for in the applicable Award Agreement, a recipient of Restricted Stock Units may be entitled to receive Dividend Equivalents in respect of such Restricted Stock Units or any portion thereof as specified in the applicable Award Agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of Common Stock. Any such Dividend Equivalents shall be paid in shares of Common Stock, cash or a combination thereof, and may be paid concurrently with dividend payments, credited to an account and paid at the time of settlement of the Restricted Stock Units, or may be deemed reinvested in additional Restricted Stock Units, as provided for in the applicable Award Agreement.

(f) Deferred Stock Units. Deferred Stock Units may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Satisfaction of an Award of Deferred Stock Units shall occur upon expiration of the deferral period specified for such Deferred Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock Units may be satisfied by delivery of Common Stock, cash equal to the Fair Market Value of the specified number of shares of Common Stock covered by the Deferred Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Company during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Unit), all Deferred Stock Units that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock Units.

(iii) Dividend Equivalents. If and to the extent provided for in the applicable Award Agreement, a recipient of Deferred Stock Units may be entitled to receive Dividend Equivalents in respect of such Deferred Stock Units or any portion thereof as specified in the applicable Award Agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of Common Stock. Any such Dividend Equivalents shall be paid in shares of Common Stock, cash or a combination thereof, and may be paid concurrently with dividend payments, credited to an account and paid at the time of settlement of the Deferred Stock Units, or may be deemed reinvested in additional Deferred Stock Units, as provided for in the applicable Award Agreement.

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(g) Cash Awards. Cash Awards may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. A Cash Award shall confer on the Participant to whom it is granted a right to receive cash (subject to the last sentence hereof), the amount of which may be based on the achievement, over a specified period of time, of performance goals. Cash Awards may be satisfied in cash, by delivery of the number of shares of Common Stock valued at the Fair Market Value on the payout date, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Corporation during the applicable performance period, Cash Awards that are at that time subject to restrictions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Cash Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Cash Awards.

(h) Bonus Stock.

(i) Grant and Restrictions. Bonus Stock may be granted to Eligible Persons. Except as otherwise determined by the Committee and set forth in an Award Agreement, Bonus Stock shall vest immediately and shall not be subject to any restrictions.

(ii) Certificates for Stock. Bonus Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Bonus Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions, if any, applicable to such Bonus Stock and that the Corporation retain physical possession of the certificates. In addition, the Committee may require that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Bonus Stock whether certificated or uncertificated.

7.	Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Notwithstanding the foregoing, neither the Board of Directors nor the Committee shall (except pursuant to Section 9(c)) amend the Plan or any Award Agreement to reprice any Option or Stock Appreciation Right, whether by decreasing the exercise price, canceling the Award and granting a substitute Award, repurchasing the Award for cash, or otherwise.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years after the date of grant.

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(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash or Common Stock, and, to the extent permitted by Section 409A, may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee in accordance with Section 409A. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Common Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m shall include a reasonable rate of interest. Notwithstanding any other provision of the Plan to the contrary, no deferral will be permitted under the Plan if it will result in the Plan becoming an “employee pension benefit plan” under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b3 so that such Participant shall avoid liability under Section 16(b).

8.	Performance Awards.

(a) General. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use any business criteria listed below and/or other measures of performance (including individual performance) as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions. The performance conditions shall be measured over a performance period of at least one year but in no event more than ten years, as specified by the Committee. Performance Awards shall be in cash or Common Stock, or a combination thereof, in the discretion of the Committee. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(b) Business Criteria. Performance conditions may be based on one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), or any other criteria selected by the Committee: (1) return on net assets, return on assets, return on investment, return on capital, return on equity; (2) economic value added; (3) operating margin; (4) net income, pretax earnings, pretax earnings before interest, depreciation, amortization and/or incentive compensation, pretax operating earnings, operating earnings; (5) total stockholder return; (6) performance of managed funds; (7) increase in market share or assets under management; (8) reduction in costs; (9) expense ratios; (10) amount of net assets under management; (11) net asset value; (12) increase in the Fair Market Value of Common Stock; and (13) any of the above goals as compared to the performance of the Standard & Poor’s 500 Stock Index or any other published index deemed applicable by the Committee.

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9.	General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules and regulations, listing requirements or other obligations.

(b) Limits on Transferability; Beneficiaries. Except as otherwise determined by the Committee, no Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon and only to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A). In addition, Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant pursuant to a qualified domestic relations order. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any extraordinary dividend, capital gains distribution or other distribution (whether in the form of cash, Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares of Common Stock subject to the Plan as set forth in Section 4(a), (ii) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (iii) the number and kind of shares of Common Stock subject to or deliverable in respect of outstanding Awards, (iv) the exercise price or grant price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (v) the performance conditions with respect to any outstanding Performance Award. Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares of Common Stock (including a reverse stock split), if no action is taken by the Committee, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the shares of Common Stock.

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In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards that provide for a “deferral of compensation” within the meaning of Section 409A to fail to satisfy the requirements of Section 409A.

Participant consent is not required to adjust Awards pursuant to this Section 9(c).

(d) Change in Control.

(i) Vesting of Awards. Notwithstanding any other provision of the Plan, if a Change in Control shall occur, then, unless prior to the occurrence thereof, the Board of Directors shall determine otherwise by vote of at least two-thirds of its members, except with respect to previously granted and outstanding Awards subject to Section 409A for which no such determination may be made, (A) all Options and Stock Appreciation Rights then outstanding pursuant to the Plan shall become fully exercisable whether or not then exercisable, (B) all restrictions on all Restricted Stock awarded under the Plan shall lapse, (C) all outstanding Restricted Stock Units, Deferred Stock Units and Cash Awards shall be paid in cash or settled by the issuance of Common Stock thereunder and (D) all Performance Awards shall be paid out as if each performance period had been completed or satisfied and as if achievement of the applicable performance goals was sufficient to enable a payment equal to the maximum amount provided for in the Performance Awards.

(ii) Limitation on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any affiliate or is subject to a policy that provides for a more favorable result to the Participant, upon a Change of Control, in the event that the Company’s legal counsel or accountants determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999, then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (B) results in a greater after-tax benefit to the Participant, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

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(e) Taxes.

(i) No Guarantee of Tax Treatment; Responsibility for Taxes. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant that (A) any Award intended to be exempt from Code Section 409A shall be so exempt, (B) any Award intended to comply with Section 409A shall so comply, or (C) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award. In addition, regardless of any actions taken by the Company, each Participant shall be solely responsible for determining the tax consequences to the Participant with respect to any Award and for satisfying the Participant’s federal, state, local and foreign tax obligations with respect to such Award (including, but not limited to the Participant’s Federal Insurance Contributions Act (FICA) obligation and any excise or income taxes resulting from the application of Section 409A).

(ii) Withholding. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Common Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee, provided that the amount to be withheld in Common Stock may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge.

(f) Changes to the Plan and Awards. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan at anytime without the consent of stockholders or Participants, except that:

(i) any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board of Directors may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval;

(ii) subject to Section 9(c), without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award, other than actions that the Board of Directors determines are necessary to (A) comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Common Stock is then traded or (B) preserve favorable accounting or tax treatment of any Award for the Company.

The Committee may also waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto to the extent permitted by applicable law and regulations, except as otherwise provided in the Plan, and provided that, subject to Section 9(c) and Section 9(m), without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award, except to the extent that the Committee determines such action is necessary to (i) comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Common Stock is then traded or (ii) preserve favorable accounting or tax treatment of any Award for the Company .

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(g) Limitation on Rights Conferred under the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company, (ii) interfering in any way with the right of the Company to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Award.

(h) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Common Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Common Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan except as otherwise determined by the Committee with the consent of each affected Participant.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(j) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

(l) Plan Effective Date and Stockholder Approval. The Plan has been adopted by the Board of Directors, including all of the Non-Employee Directors, and will become effective upon approval of the Plan by the stockholders of the Company. The Plan shall be reviewed by the Board of Directors no less frequently than annually. The Plan shall remain in effect until all Awards have been exercised or terminated under the terms of the Plan and applicable Award Agreements; provided, however, that incentive stock options may not be granted under the Plan after the ten-year anniversary of the Effective Date.

(m) Compliance with Section 409A.

(i) General. The Plan and the Award Agreements are intended to either comply with or be exempt from Section 409A, and, to the maximum extent permitted, the Plan and the Award Agreements shall be interpreted and construed accordingly. Notwithstanding the foregoing, payments under the Plan and the Award Agreements will be interpreted to be exempt from Section 409A to the maximum extent possible. The Committee shall have the discretion and authority to amend the Plan or any Award Agreement at any time (without the consent of any Participant) to satisfy any requirements of Section 409A or rulings or other guidance published by the U.S. Treasury Department interpreting Section 409A (including, without limitation, correction programs). Notwithstanding anything in the Plan or any Award Agreement to the contrary, in no event shall the Company, any of its affiliates or its agents, or any member of the Board of Directors have any liability for any taxes imposed in connection with a failure of the Plan or any Award Agreement to comply with Section 409A.

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(ii) Separation from Service. For purposes of any provision of the Plan or any Award Agreement that provides for the payment of an amount that is a “deferral of compensation” (within the meaning of Section 409A) upon or as a result of a termination of employment, a termination of employment shall not be deemed to have occurred unless such termination of employment is also a “separation from service” within the meaning of Section 409A.

(iii) Six Month Delay. For purposes of any provision of the Plan or any Award Agreement that provides for the payment of an amount that is a “deferral of compensation” (within the meaning of Section 409A) upon or as a result of a termination of employment, then, notwithstanding any other provision in the Plan or any Award Agreement to the contrary, to the extent required for compliance with Section 409A, such payment will not be made to an Eligible Person or Participant until the day after the date that is six months following the separation from service date (the “Specified Employee Payment Date”), but only if, as of such separation from service date, such Eligible Person or Participant is a “specified employee” (as defined under Section 409A and pursuant to any relevant procedures that the Company may establish). For the avoidance of doubt, on the Specified Employee Payment Date, the Eligible Person or Participant will be paid in a single lump sum all payments that otherwise would have been made to him or her under the Plan or any Award Agreement during that six-month period but were not because of this paragraph. This paragraph will not be applicable after the Eligible Person’s or Participant’s death.

10.	Non-Employee Director Awards.

Immediately following each annual meeting of stockholders, each Non-Employee Director who is elected a director at, or who was previously elected and continues as a director after, that annual meeting may, in the discretion of the Committee, receive an Award of up to 500 shares of vested Bonus Stock without restrictions, subject to adjustment as provided in Section 9(c).

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

DAXOR
THE BLOOD VOLUME COMPANY™

2020 Annual Meeting of Shareholders

June 25, 2020

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

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PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors
   (1) Michael Feldschuh
   (2) Jonathan Feldschuh
   (3) Edward Feuer
   (4) James Lombard
   (5) Bernhard Saxe, Esq.
   (6) Henry D. Cremisi, MD, FACP

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
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Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019.**

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such, of a Corporation, please sign in full corporate name by President or other authorized officer, please sign in partnership name by authorized person.